UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  October 5, 2005


                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-31191                   04-3324394
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)


            8 Campus Drive
         Parsippany, New Jersey                                       07054
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 (Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 5, 2005, The Medicines Company (the "Company") announced revised 2005 financial guidance and preliminary financial results for the quarter ended September 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

     (c)  Exhibits

          The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

          99.1 Press Release dated October 5, 2005 entitled "The Medicines Company Lowers 2005 Guidance."

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE MEDICINES COMPANY


Date: October 5, 2005                        By: /s/ Steven H. Koehler
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                                                 Steven H. Koehler
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  Exhibit Index


Exhibit No.              Description
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99.1 Press release dated October 5, 2005 entitled "The Medicines Company Lowers 2005 Guidance."